THIS WARRANT, AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE APPLICABLE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE PLEDGED, SOLD, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES LAWS, OR UNLESS SUCH PLEDGE, SALE, ASSIGNMENT OR TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH STATE SECURITIES LAWS.

18 December 2006	Void After Warrant Expiration Date

FX ENERGY, INC.

Common Stock Purchase Warrant

FX Energy, Inc., a Nevada corporation (the “Corporation”), hereby certifies that for value received Royal Bank Project Investments Limited or its assigns, is entitled to purchase, subject to the terms and conditions hereinafter set forth, an aggregate of 110,000 (one hundred and ten thousand) shares (subject to adjustment as hereinafter provided) of Common Stock, par value $.001 per share (the “Common Shares”), of the Corporation at a purchase price of $6.00 per share (subject to adjustment as set forth herein, the “Exercise Price”), payable as hereinafter provided.

SECTION 1.	WARRANT EXPIRATION DATE.

As used herein, the term “Warrant Expiration Date” shall mean 5:00 p.m., New York City time, on 18 December 2008 provided that if such date shall in the State of New York be a holiday or a day on which banks are authorized to close, then “Warrant Expiration Date” shall mean 5:00 p.m., New York City time, on the next following day which in the State of New York is not a holiday or a day on which banks are authorized to close. Notwithstanding the foregoing, the Corporation shall deliver notice to the registered holder, by first class mail, postage prepaid, addressed to the registered holder at the address of such registered holder as shown on the books of the Corporation, of the expiration of this Warrant at least 20 business days prior to the Warrant Expiration Date. If such notice is not given, the Warrant Expiration Date shall be 20 business days after such notice is received by the registered holder.

SECTION 2.	NOTICE.

In case at any time:

(a)	the Corporation shall pay any dividend or make any distribution (other than regular cash dividends from earnings or earned surplus paid at an established rate) to the holders of its Common Shares;
(b)	the Corporation shall offer for subscription pro rata to the holders of its Common Shares any additional shares of stock of any class or other rights;
(c)

there shall be any capital reorganization or reclassification of the capital stock of the Corporation or consolidation or merger of the Corporation with or sale of all or substantially all of its assets to another corporation; or

(d)

there shall be a voluntary, involuntary or deemed dissolution, liquidation or winding-up of the Corporation; then, in any one or more of such cases, the Corporation shall give written notice, by first class mail, postage prepaid, addressed to the registered holder at the address of such registered holder as shown on the books of the Corporation of the date on which:

(i)	the books of the Corporation shall close or a record date shall be fixed for determining the shareholders entitled to such dividend, distribution or subscription rights, or

(ii)

such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up, conversion, redemption or other event shall take place, as the case may be. Such notice shall also provide reasonable details of the proposed transaction and specify the date as of which the holders of record of the Common Shares shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up, conversion, redemption or other event, as the case may be. Such written notice shall be given at least 10 business days prior to the action in question and not less than 10 business days prior to the record date or the date on which the Corporation’s transfer books are closed in respect thereto.

SECTION 3.	EXERCISE.
(a)	Manner of Exercise.

This Warrant may be exercised at any time or from time to time, on any day which is not a Saturday, Sunday or holiday under the laws of the State of New York, for all or any part of the number of Common Shares purchasable upon its exercise; provided, however, that this Warrant shall be void and all rights represented hereby shall cease unless exercised before the Warrant Expiration Date. In order to exercise this Warrant, in whole or in part, the holder hereof shall deliver to the Corporation at its principal place of business, or at such other office as the Corporation may designate by notice in writing:

(i)	this Warrant and
(ii)

a written notice of such holders election to exercise its Warrant substantially in the form of Exhibit A attached hereto and shall pay to the Corporation by check made payable to the order of the Corporation or wire transfer of funds to an account designated by the Corporation an amount equal to the aggregate purchase price for all Common Shares as to which this Warrant is exercised. In lieu of such exercise of this Warrant, the holder may from time to time convert this Warrant, in whole or in part, into a number of Common Shares determined by dividing (a) the aggregate fair market value of Common Shares or other securities otherwise issuable upon exercise of this Warrant minus the aggregate Exercise Price of such Common Shares by (b) the fair market value of one Common Share. The fair market value of the Common Shares shall be determined pursuant to Section 11 hereof.

(b)	Issuance of Common Shares.

Upon receipt of the documents and payments described in Section 3(a), the Corporation shall, as promptly as practicable, and in any event within 3 business days thereafter, execute or cause to be executed, and deliver to such holder a certificate or certificates representing the aggregate number of Common Shares issuable upon such exercise, together with an amount in cash in lieu of any fraction of a share, as hereinafter provided. The stock certificate or certificates so delivered shall be in the denomination specified in said notice and shall be registered in the name of the holder hereof. This Warrant shall be deemed to have been exercised and a certificate or certificates for Common Shares shall be deemed to have been issued, and the holder hereof or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes as of the date said notice, together with this Warrant and the documents and payments described in Section 3(a), is received by the Corporation as aforesaid. If this Warrant shall have been exercised in part, the Corporation shall, at the time of delivery of said certificate or certificates, deliver to the holder hereof a new Warrant evidencing the rights of such holder to purchase the unpurchased Common Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

SECTION 4.	RESERVATION OF COMMON SHARES; STATE SECURITIES LAWS.
(a)

The Corporation covenants that it will at all times until the Warrant Expiration Date reserve and keep available out of its authorized and unissued Common Shares, solely for the purpose of issue upon exercise of this Warrant, such number of Common Shares as shall then be issuable upon the exercise of this Warrant.

(b)

If any securities to be reserved for the purpose of exercise of this Warrant require approvals or registrations under applicable state “blue sky” or federal securities laws, or any such approval or registration is required for the exercise of this Warrant, then the Corporation will use its best efforts to obtain such approvals or registrations as may be appropriate as soon as reasonably practicable.

SECTION 5.	NEGOTIABILITY.

This Warrant is issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees:

(a)

Title to this Warrant may be transferred by the holder by endorsement (by the holder hereof executing the form of assignment attached hereto as Exhibit B) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery; and

(b)

Until this Warrant is transferred on the books of the Corporation, the Corporation may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

SECTION 6.	LOSS OR MUTILATION.

Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant (including a reasonably detailed affidavit with respect to the circumstances of any loss, theft or destruction of such Warrant) and, if requested in the case of any such loss, theft or destruction, upon delivery of an indemnity bond or other agreement or security reasonably satisfactory to the Corporation, or, in the case of any such mutilation, upon surrender and cancellation of this Warrant, the Corporation at its expense will execute and deliver, in lieu hereof, a new Warrant of like tenor.

SECTION 7.	SUBDIVISION OR COMBINATION OF COMMON SHARES.

If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding Common Shares into a greater number of Common Shares, the number of Common Shares issuable upon exercise of this Warrant will be proportionately increased, and if the Corporation at any time combines (by reverse stock split, recapitalization or otherwise) its outstanding Common Shares into a smaller number of Common Shares, the number of Common Shares issuable upon exercise of this Warrant will be proportionately decreased.

SECTION 8.CONSOLIDATION, MERGER, ETC.

If any consolidation or merger of the Corporation with another corporation, or the sale of all or substantially all of its assets to another corporation (each an “Extraordinary Event”) shall be effected, then, as a condition of such Extraordinary Event, the Corporation shall cause lawful and adequate provision to be made whereby the registered holder of this Warrant shall thereafter have the right to purchase and receive, upon exercise hereof and the payment of the Exercise Price, in lieu of the Common Shares of the Corporation immediately theretofore purchasable and receivable upon the exercise of this Warrant, such shares of stock, securities or property (including cash) as may be issued or payable with respect to or in exchange for a number of Common Shares of the Corporation immediately theretofore purchasable and receivable upon the exercise of this Warrant had such Extraordinary Event not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or property thereafter deliverable upon the exercise hereof. The foregoing provisions shall similarly apply to successive Extraordinary Events. The Corporation shall not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the registered holder at the last address of such registered holder appearing on the books of the Corporation, the obligation to deliver to such registered holder such shares of stock, securities or property as, in accordance with the foregoing provisions, such registered holder may be entitled to purchase or receive.

SECTION 9.	ANTIDILUTION PROTECTION.
(a)

If at any time or from time to time after the date hereof, the Corporation issues or sells, or is deemed by the express provisions of this subsection (a) to have issued or sold, Additional Common Shares (as defined in subsection (d) below), other than as a dividend or other distribution on any class of stock as provided in Section 7 above, and other than a subdivision or combination of Common Shares as provided in Section 7 above, for an Effective Price (as defined in subsection (d) below) less than the then effective Exercise Price, the then effective Exercise Price shall be reduced, as of the opening of business on the date of such issue or sale (or deemed issuance or sale), to the price at which such additional shares are issued or sold or deemed to have been issued or sold, as the case may be. Upon any such reduction in the Exercise Price, the total number of shares issuable upon exercise of this Warrant shall be proportionately increased so that the total amount payable upon exercise in whole of this Warrant shall not be modified.

(b)

For the purpose of making any adjustment required under this Section 9, the consideration received by the Corporation for any issue or sale of securities shall (i) to the extent it consists of cash, be computed at the net amount of cash received by the Corporation after deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Corporation in connection with such issue or sale but without deduction of any expenses payable by the Corporation, (ii) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board of Directors of the Corporation (the “Board”); provided, however, that if the Board cannot reach such a determination, the fair market value shall be determined by an independent third party appraiser selected by the Board, and (iii) if Additional Common Shares, Convertible Securities (as defined in subsection (c) below) or rights or options to purchase either Additional Common Shares or Convertible Securities are issued or sold together with other stock or securities or other assets of the Corporation for a consideration which covers both, be computed as the portion of, the consideration so received that may be reasonably determined in good faith by the Board to be allocable to such Additional Common Shares, Convertible Securities or rights or options; provided, however, that if the Board cannot reach such a determination, the fair market value shall be determined by an independent third party appraiser selected by Board.

(c)

For the purpose of the adjustment required under this Section 9, if the Corporation issues or sells any (i) stock or other securities convertible into Additional Common Shares (such convertible stock or securities being herein referred to as “Convertible Securities”) or (ii) rights or options for the purchase of Additional Common Shares or Convertible Securities, and if the Effective Price of such Additional Shares is less than the Exercise Price, the Corporation shall he deemed to have issued at the time of the issuance of such rights or options or Convertible Securities the maximum number of Additional Common Shares issuable upon exercise or conversion thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Corporation for the issuance of such rights or options or Convertible Securities, plus, in the case of such rights or options, the minimum amounts of consideration, if any, payable to the Corporation upon the exercise of such rights or options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion thereof; provided, that if in the case of Convertible Securities the minimum amounts of such consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, the Corporation shall be deemed to have received the minimum amounts of consideration without reference to such clauses; provided, further, that if the minimum amount of consideration payable to the Corporation upon the exercise or conversion of rights, options or Convertible Securities is reduced over time or on the occurrence or non-occurrence of specified events other than by reason of antidilution adjustments, the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is reduced; provided, further, that if the minimum amount of consideration payable to the Corporation upon the exercise or conversion of such rights, options or Convertible Securities is subsequently increased, the Effective Price shall be again recalculated using the increased minimum amount of consideration payable to the Corporation upon the exercise or conversion of such rights, options or Convertible Securities. No further adjustment of the Exercise Price, as adjusted upon the issuance of such rights, options or Convertible Securities, shall be made as a result of the actual issuance of Additional Common Shares on the exercise of any such rights or options or the conversion of any such Convertible Securities. If any such rights or options or the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the Exercise Price, as adjusted upon the issuance of such rights, options or Convertible Securities shall be readjusted to the Exercise Price which would have been in effect had an adjustment been made on the basis that the only Additional Common Shares so issued were the Additional Common Shares, if any, actually issued or sold on the exercise of such rights or options or rights of conversion of such Convertible Securities, and such Additional Common Shares, if any, were issued or sold for the consideration actually received by the Corporation upon such exercise, plus the consideration, if any, actually received by the Corporation for the granting of all such rights or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted, plus the consideration, if any, actually received by the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion of such Convertible Securities.

(d)

“Additional Common Shares” shall mean all Common Shares issued by the Corporation or deemed to be issued pursuant to this Section 9 (whether or not subsequently reacquired or retired by the Corporation), other than: (i) Common Shares issued pursuant to the exercise of options, warrants or convertible securities outstanding as of the date hereof; and (ii) Common Shares issued pursuant to a transaction for which an adjustment is made pursuant to Section 7 or 8 hereof. The “Effective Price” of Additional Common Shares shall mean the quotient determined by dividing the total number of Additional Common Shares issued or sold, or deemed to have been issued or sold by the Corporation under this Section 9, into the aggregate consideration received, or deemed to have been received by the Corporation for such issue under this Section 9, for such Additional Common Shares.

SECTION 10.          NOTICE OF ADJUSTMENT.

Upon any adjustment or other change relating to the securities purchasable upon the exercise of this Warrant, then, and in each such case, the Corporation shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder at the address of such registered holder as shown on the books of the Corporation, which notice shall state the increase or decrease in the number or other denominations of securities purchasable upon the exercise of this Warrant setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

SECTION 11.	FRACTIONAL SHARES.

If the number of Common Shares purchasable upon the exercise of this Warrant is adjusted pursuant to provisions hereof, the Corporation shall nevertheless not be required to issue fractions of shares, upon exercise of this Warrant or otherwise, or to distribute certificates that evidence fractional shares. Whether or not fractional shares are issuable upon exercise of this Warrant shall be determined on the basis of the total number of Common Shares the holder is at the time acquiring and the number of Common Shares issuable upon such aggregate exercise. With respect to any fraction of a share called for upon any exercise hereof, the Corporation shall pay to the holder hereof an amount in cash equal to such fraction multiplied by the current fair market value of such fractional share, determined as follows:

(a)

If the Common Shares are listed on a national securities exchange or admitted to unlisted trading privileges on such exchange the current fair market value shall be the last reported sale price of the Common Shares on such exchange on the last business day prior to the date of exercise of this Warrant or, if no such sale is made on such day, the average closing bid and asked price for such day on such exchange;

(b)

If the Common Shares are not listed or admitted to unlisted trading privileges, the current fair market value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, on the last business day prior to the date of the exercise of this Warrant; or

(c)

If the Common Shares are not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current fair market value shall be an amount determined in good faith by the Board; provided, however, that if the Board cannot reach such a determination, the fair market value shall be determined by an independent third party appraiser selected by the Corporation and the holder.

SECTION 12.	INFORMATION.

Each holder of this Warrant, and each holder of Common Shares acquired upon the exercise of this Warrant, by acceptance hereof and thereof, agrees to furnish to the Corporation such information concerning such holder as may be reasonably requested by the Corporation which is necessary in connection with any registration or qualification of the Common Shares purchasable hereunder.

SECTION 13.	WARRANT HOLDER NOT DEEMED STOCKHOLDER.

The holder of this Warrant shall not, as such, be entitled to vote or to receive dividends or be deemed the holder of the Common Shares that may at any time be issuable upon exercise of this Warrant for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to receive dividends or subscription rights, until such holder shall have exercised this Warrant and paid the Exercise Price in accordance with the provisions hereof.

SECTION 14.          RIGHTS OF ACTION; REMEDIES.

All rights of action with respect to this Warrant are vested in the holder of this Warrant, and the holder may enforce against the Corporation its right to exercise this Warrant for the purchase of Common Shares in the manner provided in this Warrant. The Corporation stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Corporation in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

SECTION 15.	MODIFICATION OF WARRANT.

This Warrant shall not be modified, supplemented or altered in any respect except with the consent in writing of the holder hereof and the Corporation; and no change in the number or nature of the securities purchasable upon the exercise of this Warrant, or the Exercise Price therefor, or the acceleration of the Warrant Expiration Date, shall be made without the consent in writing of the holder hereof, other than such changes as are specifically prescribed by this Warrant as originally executed.

SECTION 16.	MISCELLANEOUS.

This Warrant shall be governed by, and construed and enforced in accordance with, the laws of State of New York, without regard to its principles of conflicts of laws. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be duly executed as of the date first written above.

FX ENERGY, INC.

By: /s/ Clay Newton

Name: Clay Newton

Title: Treasurer

EXHIBIT A

EXERCISE FORM

(To be signed only on exercise of Warrant)

FX ENERGY, INC.

3006 Highland Drive

Suite 206

Salt Lake City, Utah 84106

United States of America

The undersigned hereby irrevocably elects to exercise the right to purchase represented by the within Warrant for, and to purchase thereunder, ________ shares of the Common Stock, par value $.0001 per share (the “Common Shares”), provided for therein, and requests that certificates for such Common Shares be issued in the name of:

(Please print name, address, and social security number)

and, if said number of Common Shares shall not be all the Common Shares purchasable thereunder, that a new Warrant for the balance remaining of the Common Shares purchasable under the within Warrant be registered in the name of the undersigned holder of the within Warrant or his Assignee as below indicated and delivered to the address stated below.

NAME OF HOLDER OR ASSIGNEE:
(Please print)
ADDRESS OF HOLDER OR ASSIGNEE:
SIGNATURE OF HOLDER:

DATED: ____________

Note:	The above signature must correspond with the name exactly as written upon the face of the within Warrant, unless the within Warrant has been assigned.

EXHIBIT B

FORM OF ASSIGNMENT

(To be signed only on transfer of Warrant)

For value received, the undersigned hereby sells, assigns, and transfers unto __________________________________ the right represented by the within Warrant to purchase __________________________________ Common Shares of FX Energy, Inc. to which the within Warrant relates, and appoints __________________________________ to transfer such rights on the books of FX Energy, Inc. with full power of substitution in the premises.

NAME OF HOLDER:
(Please print)
ADDRESS:
SIGNATURE OF HOLDER:

DATED:____________

Note:	The above signature must correspond with the name exactly as written upon the face of the within Warrant, unless the within Warrant has been assigned.

SIGNED IN THE PRESENCE OF:

__________________________________